UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934 (Amendment No.  )

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Tianli Agritech, Inc.
  (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TIANLI AGRITECH, INC.

September 19, 2012

Dear Shareholder:

The directors and officers of Tianli Agritech, Inc. join me in inviting you to attend the annual meeting of our shareholders on Friday, October 19, 2012, at 11:00 a.m. local time, at our headquarters, Suite F, 23rd Floor, Building B, Jiangjing Mansion 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China 430010. The formal notice of this annual meeting and the proxy statement appear on the following pages and are accompanied by a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. After reading the proxy statement and other materials, please submit your proxy promptly by telephone or via the Internet in accordance with the instructions on the enclosed proxy card, or by marking, signing and returning a physical proxy card by mail, to ensure that your votes on the business matters of the meeting will be recorded.

We hope that you will attend this meeting. Whether or not you attend, we urge you to submit your proxy promptly. Even after submitting the proxy, you may, of course, vote in person on all matters brought before the meeting.

We look forward to seeing you on Friday, October 19, 2012.

Sincerely, /s/Hanying Li Chief Executive Officer and Chair of the Board

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TIANLI AGRITECH, INC.
 Suite F, 23rd Floor, Building B, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of the shareholders of Tianli Agritech, Inc. will be held on Friday, October 19, 2012, at 11:00 a.m., local time, at our headquarters, Suite F, 23rd Floor, Building B, Jiangjing Mansion 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China 430010.

Holders of common shares will be asked to consider and vote on the following matters:

(1) election to our board of directors of two (2) Class II directors for terms of three years and one (1) Class I director for a term of two years;

(2) ratification of the selection of Sherb & Co., LLP as our independent registered public accountants for the fiscal year ending December 31, 2012; and

(3) transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.

We describe each of these proposals in more detail in the accompanying proxy statement, which you should read in its entirety before voting.

Only shareholders of record at the close of business on September 12, 2012 are entitled to notice of and to vote at this meeting and any adjournments or postponements of this meeting.

By order of the Board of Directors, /s/Hanying Li Chief Executive Officer and Chair of the Board

   Wuhan City, Hubei Province, China 430010
   September 19, 2012

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on October 19, 2012:

The proxy statement and annual report are available at www.proxyvote.com.

Also available on the website is the Tianli proxy card, as well as additional voting information.

TIANLI AGRITECH, INC.
 Suite F, 23rd Floor, Building B, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010

PROXY STATEMENT

In this proxy statement, Tianli Agritech, Inc. is referred to as “we,” “us,” “our,” “our company,” “the company” or “Tianli.”

QUESTIONS AND ANSWERS ABOUT THIS ANNUAL MEETING

Q:	Why did I receive this proxy statement?

As a Tianli shareholder, you received this proxy statement because our board of directors is soliciting your proxy to vote at the annual meeting of shareholders (the “Annual Meeting”). The Annual Meeting will be held on Friday, October 19, 2012, at 11:00 a.m., local time, at our headquarters, Suite F, 23rd Floor, Building B, Jiangjing Mansion 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China 430010.

This proxy statement summarizes the information you need to know to vote on an informed basis at the annual meeting; however, you do not need to attend the annual meeting to vote your shares. See “How do I vote my shares before the Annual Meeting?”  We expect to begin sending this proxy statement, the attached notice of annual meeting and the proxy card(s) on September 19, 2012, to all shareholders entitled to vote.

Q:	What am I voting on?

If you hold common shares, you are being asked to consider and vote on the following:

•	election to our board of directors of two (2) Class II directors for terms of three years and one (1) Class I director for a term of two years; and

•	ratification of the selection of Sherb & Co., LLP as our independent registered public accountants for the fiscal year ending December 31, 2012.

Q:	Who is entitled to vote?

Holders of our outstanding common shares as of the close of business on September 12, 2012, the record date, are entitled to vote at the Annual Meeting. As of September 12, 2012, 11,095,000 common shares were outstanding.

Q:	What does it mean if I get more than one proxy card?

If you receive more than one proxy card, it means you hold shares registered in more than one account. Sign and return ALL proxy cards to ensure that all your shares are voted.

Q:	What are the voting rights of the common shares?

At the Annual Meeting, each common share is entitled to one vote for each director to be elected, the ratification of the selection of Sherb & Co., LLP as our independent registered public accountants and any other matter submitted to our shareholders for their approval.

Q:	How do I vote my shares before the Annual Meeting?

If you hold your shares in your own name, you may submit a proxy by telephone, via the Internet or by mail.

•
Submitting a Proxy by Telephone: You can submit a proxy for your shares by telephone until 1:00 a.m. Central Time on October 17, 2012 by calling the toll-free telephone number on the enclosed proxy card, (800) 690-6903. Telephone proxy submission is available 24 hours a day. Easy-to-follow voice prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. Our telephone proxy submission procedures are designed to authenticate shareholders by using individual control numbers.

•
Submitting a Proxy via the Internet: You can submit a proxy via the Internet until 1:00 a.m. Central Time on October 17, 2012 by accessing the website listed on your proxy card, www.proxyvote.com, and following the instructions you will find on the website. Internet proxy submission is available 24 hours a day. As with telephone proxy submission, you will be given the opportunity to confirm that your instructions have been properly recorded.

•
Submitting a Proxy by Mail: If you choose to submit a proxy by mail, simply mark the appropriate proxy card, date and sign it, and return it in the postage paid envelope provided or to the address shown on the proxy card.

By casting your vote in any of the three ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions. You may also attend the Annual Meeting and vote in person.

If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. The availability of telephonic or Internet voting will depend on the bank’s or broker’s voting process. Please check with your bank or broker and follow the voting procedures your bank or broker provides to vote your shares. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting.

Q:	If I am the beneficial owner of shares held in “street name” by my broker, will my broker automatically vote my shares for me?

Stock exchange rules applicable to brokers grant your broker discretionary authority to vote your shares without receiving your instructions on certain matters. Your broker has discretionary voting authority under these rules to vote your shares on the ratification of Sherb & Co., LLP as our independent registered public accountants. However, unless you provide voting instructions to your broker, your broker does not have discretionary authority to vote on the election of directors. Therefore, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Q:	How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If you provide specific voting instructions, your shares will be voted at the Annual Meeting in accordance with your instructions. If you return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf FOR each of the nominees for whom you are entitled to vote and FOR the ratification of Sherb & Co., LLP as our independent registered public accountants.

Q:	What is an “abstention” or a broker “non-vote” and how do they affect the vote?

An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions are counted as present for purposes of determining a quorum. An abstention with respect to the election of directors is neither a vote cast “for” a nominee nor a vote cast “against” the nominee and, therefore, will have no effect on the outcome of the vote. Abstentions with respect to the ratification of Sherb & Co., LLP as our independent registered public accountants will also have no effect on the outcome of the vote.

A broker “non-vote” occurs when a broker or other nominee who holds shares for the beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Brokers will have discretionary voting power to vote shares for which no voting instructions have been provided by the beneficial owner only with respect to the ratification of Sherb & Co., LLP as our independent registered public accountants. Brokers will not have such discretionary voting power to vote shares with respect to the election of directors. Shares that are the subject of a broker non-vote are included for quorum purposes, but a broker non-vote with respect to a proposal will not be counted as a vote represented at the meeting and entitled to vote and, consequently, as a general matter, will have no effect on the outcome of the vote.

Q:	How can I change my vote?

You may revoke your proxy at any time before it is exercised by:

•	Delivering to the Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the Annual Meeting in the manner set forth below;
•	Delivering to the Secretary an executed proxy bearing a later date, before the vote is taken at the Annual Meeting;
•	Submitting a proxy on a later date by telephone or via the Internet (only your last telephone or Internet proxy will be counted), before 1:00 a.m. Central Time on October 17, 2012; or
•	Attending the Annual Meeting and voting in person (your attendance at the Annual Meeting, in and of itself, will not revoke the proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:

Tianli Agritech, Inc.
Suite F, 23rd Floor, Building B, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010
Attention: Corporate Secretary

Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Secretary at the Annual Meeting before we begin voting.

If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.

Q:	Who will count the votes?

Representatives of Computershare will count the votes.

Q:	What constitutes a quorum?

A majority of the outstanding common shares entitled to vote at the meeting constitutes a quorum for the items to be voted on by the common shares at the Annual Meeting.

Q:	How many votes are needed for approval of each proposal?

Directors to be elected by the holders of common shares will be elected by a plurality of the votes cast by the holders of outstanding common shares entitled to vote in the election who are present, in person or by proxy, at the meeting. Consequently, the director nominees receiving the most votes of the holders of common shares will be elected to fill the two (2) Class II director and one (1) Class I director positions.  Only votes cast FOR a nominee will be counted.

The ratification of Sherb & Co., LLP as our independent registered public accountants for the fiscal year ending December 31, 2012 requires that the number of votes cast in favor of that proposal by holders of our outstanding common shares exceed the number of votes cast against the proposal by holders of our outstanding common   shares.

Q:	What percentage of stock does our largest individual shareholder own? How does she intend to vote?

Hanying Li, our Chair and Chief Executive Officer, is our largest single shareholder, beneficially owning (together with her spouse) approximately 27.49% of our outstanding common shares as of September 12, 2012.  Ms. Li has informed us that she intends to vote for each of the nominees for director and in favor of the proposal regarding the ratification of the selection of Sherb & Co., LLP.

Q:	Does Tianli offer an opportunity to receive future proxy materials electronically?

Yes. If you are a shareholder of record, you may, if you wish, receive future proxy statements and annual reports online. If you elect this feature, you will receive either a proxy card or an e-mail message notifying you when the materials are available, along with a web address for viewing the materials. You may sign up for electronic delivery by marking and signing the appropriate spaces on your proxy card or by contacting our Investor Relations Department by e-mail at ir@tianli-china.com or toll-free by phone at (866) 366-4703. If you received these materials electronically, you do not need to do anything to continue receiving materials electronically in the future.

If you hold your shares in a brokerage account, you may also have the opportunity to receive proxy materials electronically. Please follow the instructions of your broker.

Electronic delivery saves Tianli money by reducing printing and mailing costs. It will also make it convenient for you to receive your proxy materials online. Tianli charges nothing for electronic delivery. You may, of course, incur the usual expenses associated with Internet access, such as telephone charges or charges from your Internet service provider.

You may discontinue electronic delivery at any time. For more information, contact our Investor Relations Department by e-mail at ir@tianl-china.com or toll-free by phone at (866) 366-4703.

Q:	Who can attend the Annual Meeting?

All shareholders of record as of September 12, 2012 may attend.

PROPOSAL 1: ELECTION OF DIRECTORS

Two (2) Class II directors and one (1) Class I director are to be elected by the holders of common shares. Jianguo Hu and Zihui Mo have each been nominated as Class II directors for a term of three years and until their respective successors have been elected and qualified. Mr. Hu is a member of the present board of directors. Mr. Mo has been nominated to replace Youhang Peng. Yang Chen has been nominated as a Class I director for a term of two years and until his successor has been elected and qualified, to fill the vacancy created by the resignation of Bihong Zhang in April 2012.The board of directors has decided not to fill the vacancy resulting from the resignation of Jishan Hu, a Class I director, in May 2012, and accordingly, the number of directors constituting the entire board of directors has been reduced from eight to seven members.

If, at the time of this annual meeting, any nominee is unable or declines to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The board of directors has no reason to believe that any substitute nominee or nominees will be required.

Name, Age, Principal Occupation(s) and
Business Experience

Nominated for a term expiring in 2015:

Jianguo Hu, Age 50

Mr. Hu has been a director of the Company since December 6, 2010 and Vice General Manager and Technical Director of the Company since 2008.  He leads the Company’s research and directs its breeding production. From January 2005 to January 2008, Mr. Hu was the Executive Director of the Hubei Provincial Association for Hog Raising. From January 2003 to December 2004 Mr. Hu served as a Director of the Wuhan Nanhu Modern Pig Raising Technology Research Center, which conducts research and promotion of modern hog raising techniques. Mr. Hu was nominated as a director for his experience in breeding hogs and his familiarity with the Company’s operations.

Zihui Mo, Age 53

Since January 1, 2009, Mr. Mo has been CFO and COO of Watches of Switzerland, a private manufacturer of watches in Hong Kong and the United States owned by members of his family. He held the same positions from February 2004 through 2006. From January 1, 2007 through 2009, he was a marketing manager with A Field Consulting Ltd., a company that provides consulting services for small and middle sized companies seeking to go public. From November 1994 through January 2004, he was Vice General Manager of China Shipping and Vice General Manager of Rich Shipping Co., Ltd. From September 1993 through November 1994, he was Marketing Manager of Barako Shipping Co., Ltd. From February 1991 through August 1993, he was Marketing Supervisor of UDS Distribution Services Co., Ltd., Jardine Group. From October 1989 through February 1991, he was Marketing Manager of Toyota of Durata, California. Mr. Mo received a Degree in Education from Ricks College (Idaho) in 1985 and a Degree in Market Management and Academician in Accounting from Brigham Young University in 1988. Mr. Mo was nominated as a director for his experience in marketing and accounting.

Nominated for a term expiring in 2014:

Yang Chen, Age 41

Mr. Chen has been an Executive Vice President since July 2012, mainly in charge of our marketing and sales   program for Black hogs. Prior to joining us, Mr. Chen served as Vice President in Marketing of China Oumei Real Estate Inc., a real estate development company located in Qingdao, Shandong province, China since April 2010. From January 2008 until April 2010 he served as the Chief Financial Officer of Qingdao Oumei Real Estate Development Co., Ltd.  From 2004 to 2008, he was the chief financial officer of Mudanjiang Dongxing Group. Mr. Chen has more than 17 years of experience in accounting and financial management. From 2004 to 2008, he served as Chief Financial Officer of Mudanjiang Dongxing Group Corporation, a retail-oriented diversified company (hotels, supermarkets, villas, and electrical equipment). From 1992 to 2004, Mr. Chen served as chief financial officer of several companies, including Harbin Guangyun Electrical Appliance Co., Ltd. Mr. Chen graduated from Harbin Institute of Technology with a Bachelor’s Degree in Industrial Accounting in 1992. Mr. Chen was nominated as a director for his experience in marketing and accounting.

Directors whose terms expire in 2013:

Hanying Li, Age 61

Ms. Li has served as our Chair since January 2010. Ms. Li founded Fengze Wuhan Fengze Agricultural Science and Technology Development Co., Ltd., our variable interest entity and operating company in China (“Fengze”), in 2005. From 1979 through 2004, Ms. Li was deputy director of the Wuhan City Prosecutor’s Office. Ms. Li received her Bachelor’s Degree in Law from Hubei Finance & Economic University. Ms. Li was nominated as a director for her experience operating hog farms and leadership of our company.

Peter E. Gadkowski, Age 61

Mr. Gadkowski has been a director of the Company since December, 2010. He has been an attorney in private practice in Colorado Springs, Colorado since February 2000. He also has experience in the pork industry. He founded, managed and served as CEO and a director of WPP Holding Corp., a hog farm in Yuma, Colorado, from March 1995 through August 1999, which was sold to Smithfield Foods, Inc. He also served as General Counsel and CFO of Premium Standards Farms, Inc., Kansas City, Missouri, from July 1990 to August 1992, which was sold to
Continental Grain and then subsequently to Smithfield Foods, Inc. Mr. Gadkowski graduated magna cum laude from the California Western School of Law, and received an MBA in Finance and a BS in Business and Economics from Lehigh University. Mr. Gadkowski was nominated as a director for his experience operating hog farms.

Dr. Huanchun Chen, Age 59

Dr. Chen is a professor at the Chinese Academy of Engineering and an expert in infectious diseases of domesticated animals. He graduated with a degree in Veterinarian Medicine from the University of Munich, Germany. Since 2000, Dr. Chen has served as a Vice President and Professor in the Laboratory of Preventive Veterinary Science at Huazhong University of Agriculture. Dr. Chen’s major achievements include confirming the outbreak of Hog Pseudorabies in China, separating and identifying the Hog Pseudorabies Virus, developing various diagnostic methods, systematically illustrating five forms of clinical manifestation of Hog Pseudorabies of China, and coming up with a plan to eliminate Hog Pseudorabies. In 2001, he won the 2nd Prize of National Advance of Science and Technology. By developing new-types of inactivated vaccines and attenuated vaccines and diagnosis reagent kits, he has won 3 kinds of identified achievement and 14 kinds of expert acceptance achievements. Dr. Chen was nominated as a director for his experience with diseases affecting hogs.

Directors whose terms expire in 2014:

           Benyan Li, Age 61

 Mr. Li has served as an independent Director since January 2010. Mr. Li was the head Congressman of Qiaokou District People’s Congress between 2006 and 2009, chief prosecutor of Qiaokou District between 2001 and 2006, and chief prosecutor of Huangpi District between 1999 and 2001. Mr. Li received his diploma from the College of Central South Politics and Law. Mr. Li was nominated as a director because of his familiarity with applicable laws and agencies in Wuhan.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” JIANGUO HU AND ZIHUI MO AS CLASS II DIRECTORS AND “FOR” YANG CHEN AS A CLASS I DIRECTOR.

Board of Directors

Our Board of Directors consists of seven directors. There are no family relationships between any of our executive officers and directors. There are no arrangements or understandings pursuant to which our directors are selected or nominated.

          The directors are divided into three classes, as nearly equal in number as the then total number of directors permits. Class I directors face re-election at our annual general meeting of shareholders in 2014 and every three years thereafter. Class II directors shall face re-election at our annual general meeting of shareholders in 2012 and every three years thereafter. Class III directors shall face re-election at our annual general meeting of shareholders in 2013 and every three years thereafter.

If the number of directors changes, any increase or decrease will be apportioned among the classes so as to maintain the number of directors in each class as nearly as possible. Any additional directors of a class elected to fill a vacancy resulting from an increase in such class will hold office for a term that coincides with the remaining term of that class. Decreases in the number of directors will not shorten the term of any incumbent director. These board provisions could make it more difficult for third parties to gain control of our company by making it difficult to replace members of the Board of Directors.

A director may vote in respect of any contract or transaction in which he is interested, provided, however that the nature of the interest of any director in any contract or transaction is disclosed by him at or prior to its consideration and any vote on that matter. A general notice or disclosure to the directors or otherwise contained in the minutes of a meeting or a written resolution of the directors or any committee thereof of the nature of a director’s interest shall be sufficient disclosure and after such general notice it shall not be necessary to give special notice relating to any particular transaction. A director may be counted for a quorum upon a motion in respect of any contract or arrangement which he shall make with our company, or in which he is so interested, and may vote on such motion.

Our Board of Directors maintains a majority of directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(15). Peter E. Gadkowski, Benyan Li, Youhang Peng and Dr. Huanchun Chen are our independent directors.

Ms. Hanying Li currently holds both the positions of Chief Executive Officer and Chair of the Board. These two positions have not been consolidated into one position; Ms. Li simply holds both positions at this time. We do not have a lead independent director because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company and deem it appropriate to be able to benefit from the guidance of Ms. Li as both our principal executive officer and Chair of the Board.

Our Board of Directors plays a key role in our risk oversight. Our Board of Directors makes all relevant Company decisions. As such, it is important for us to have our Chief Executive Officer serve on the Board as she plays a key role in the risk oversight or the Company. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

Board Committees

The Board has established three committees: the audit committee, the compensation committee and the nominating committee.

Audit Committee

The audit committee is responsible for overseeing the accounting and financial reporting processes of our company and audits of the financial statements of our company, including the appointment, compensation and oversight of the work of our independent auditors. The members of the audit committee are Youhang Peng (Chairman), Peter E. Gadkowski, Benyan Li and Dr. Huanchun Chen.  All of the members of the audit committee are financially literate. The audit committee held five meetings during the year ended December 31, 2011.

Compensation Committee

The compensation committee of the Board of Directors reviews and makes recommendations to the Board regarding our compensation policies for our officers, and also administers our incentive compensation plans and equity-based plans (but our board retains the authority to interpret those plans). The members of the compensation committee are Benyan Li (Chairman), Youhang Peng and Dr. Huanchun Chen. The compensation committee held one meeting during the year ended December 31, 2011.

Nominating Committee

The nominating committee of the Board of Directors is responsible for the assessment of the performance of the board, considering and making recommendations to the board with respect to the nominations for election of directors and other governance issues. The nominating committee considers diversity of opinion and experience when nominating directors.

The nominating committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate. The nominating committee is responsible for making recommendations to the Board of Directors of nominees to stand for election as directors.  The members of the nominating committee are Peter Gadkowski (Chairman), Benyan Li and Dr. Huanchun Chen.   The members of the Nominating Committee are independent, as that term is defined by NASDAQ. The nominating committee held one meeting during the year ended December 31, 2011.

The Board of Directors periodically reviews the diversity of specific skills and characteristics necessary as a member of our Board. The nominating committee will assess the skill areas currently represented on the Board against the target skill areas, as well as recommendations of directors regarding skills that could improve the overall quality and ability of the Board to carry out its function.

The nominating committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the names, biographical data, and qualifications of such persons are submitted and delivered in writing in a timely manner.   The criteria that the committee and the full board will use to assess the qualifications of candidates for election to the board will include matters such as experience in the hog or agricultural industry, financial or technical expertise, strength of character, quality of judgment, concern for the interests of the Company’s shareholders, and how these skills might be best utilized by the Company. The committee will also consider the extent to which the nominee would fill a present need on our Board of Directors.

Code of Ethics

Tianli has adopted a Code of Business Conduct and Ethics to document the ethical principles and conduct we expect from our employees, officers and directors. A copy of our Code of Business Conduct and Ethics is available in the “Corporate Governance” section of our website (www.tianli-china.com ).

Meeting Attendance

During our last fiscal year, our board of directors held nine meetings, either in person or by telephone. Each director attended at least 75% of the aggregate of (1) the total number of meetings of our board of directors held while he or she was a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served on the committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of our outstanding common shares, to file with the Securities and Exchange Commission various reports concerning their beneficial ownership of, and transactions in, our securities. Copies of these filings must be furnished to us.

Based on a review of the copies of such forms furnished to us and representations from our executive officers and directors, all of our officers, directors and greater than 10% stockholders filed all reports required to be filed in accordance with the filing requirements of Section 16(a) of the Exchange Act, except that the Form 3’s of Dr. Huanchun Chen and, Jianguo Hu were not filed timely.

Compensation of Directors

Directors may receive such remuneration as our Board of Directors may determine from time to time. Each director is entitled to be repaid or prepaid all traveling, hotel and incidental expenses reasonably incurred or expected to be incurred in attending meetings of our Board of Directors or committees of our Board of Directors or shareholder meetings or otherwise in connection with the discharge of his or her duties as a director. The compensation committee will assist the directors in reviewing and approving the compensation structure for our directors.

All directors hold office until the next annual meeting of shareholders at which their respective class of directors is re-elected and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. Employee directors do not receive any compensation for their services as directors. Non-employee directors are entitled to receive compensation per year for serving as directors and may receive option grants from our company.

The following table sets forth certain information regarding the compensation paid to our directors during the fiscal year ended December 31, 2011.

DIRECTOR COMPENSATION
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Non-Qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Hanying Li (1)	$50,000	-	-	-	-	-	$50,000
Bihong Zhang (1)(2)	$40,800	-	-	-	-	-	$40,800
Jishan Hu(3)	-	-	-	-	-	-	-
Benyan Li	-	-	-	-	-	-	-
Youhang Peng	-	-	-	-	-	-	-
Peter E. Gadkowski (4)	$3,000	-	(5)	-	-	-	$3,000
Dr. Huanchun Chen (2)	-	-	-	-	-	-	-
Jianguo Hu (4)	$18,593	-	-	-	-	-	$18,593
___________
(1) (2) (3)
Hanying Li and Bihong Zhang received payment in their capacities as officers of our company and/or subsidiaries/affiliates but did not receive any compensation for serving as directors of our company.
Bihong Zhang resigned as a director on April 5, 2012.
 MrJishan Hu resigned as a director on May 28, 2012.

(4)	Peter E. Gadkowski, Dr. Huanchun Chen, and Jianguo Hu were appointed as directors in December 2010.
(5)	Represents options to purchase 8,667 common shares at an exercise price of $6.00 per shares which are exercisable until January 31, 2017.

Executive Compensation

The following table sets forth information with respect to the amounts awarded to, earned by, or paid to, Hanying Li, our principal executive officer, during the year ended December 31, 2011 and 2010 for services provided in all capacities to us and our subsidiaries. No executive officer (or former executive officer) received more than $100,000 in compensation for the fiscal year ended December 31, 2011.

Summary Compensation Table

Name & Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation	Total

Hanying Li	2011	$50,000	0	0	0	0	0	0	$50,000
CEO and President	2010	50,000	0	0	0	0	0	0	$50,000

Employment Agreements

Hanying Li

We entered into an employment agreement with our president and chief executive officer, Ms. Hanying Li effective December 1, 2009 which is scheduled to expire on November 30, 2012. Ms. Li’s employment agreement is subject to automatic renewal through November 30, 2014 unless terminated prior to renewal. Under the terms of her employment agreement, Ms. Li is entitled to:

•	Base compensation of $50,000, payable in 12 equal monthly installments of $4,167.

•	Year-end bonus of $96,000, payable in the event our annual audited profits increase by at least 150% of the previous year’s audited profits.

•	Reimbursement of reasonable expenses incurred by Ms. Li.

Ms. Li has agreed during that the term of her employment agreement and for 36 months afterwards to:

•	keep confidential and not disclose our confidential information;

•	take and implement all appropriate measures to protect the confidentiality of our confidential information; and
•	not disclose, transmit, exploit or otherwise use for her or his own account or for others, elements of our confidential information.

 Ms. Li also has agreed not to compete with our company directly or indirectly while employed by us and for a period of 24 months afterwards.

The employment agreement of Ms. Li may be terminated at any time by either party upon 60 days’ prior notice.

Certain Relationships and Related Transactions

   Payables to Related Parties

At December 31, 2011, Fengze had aggregate payables to Ms. Li of approximately $120,326. Such amount was due to Ms. Li for advances to Fengze for its business expenses related to the operations of our hog farms. These amounts were due upon demand and without interest and will be repaid in 2012.

   Contractual Arrangements with Domestic Companies and their Shareholders

We operate our business in China through a series of contractual arrangements between Wuhan Fengxin Agricultural Science and Technology Development Co., Ltd., a Chinese limited liability company, a wholly foreign owned entity (“WFOE”) and Wuhan Fengze Agricultural Science and Technology Development Co., Ltd., a Chinese limited liability company (“Fengze”) and its shareholders, who are related parties. WFOE is an indirect wholly-owned subsidiary of Tianli.

Although Chinese laws and regulations prevent direct foreign investment in certain industries, they currently do not prohibit or restrict foreign ownership in hog breeding businesses. To protect our shareholders from adverse consequences resulting from possible future ownership restrictions, rather than acquire an equity interest in Fengze, we caused WFOE to enter into certain control agreements with Fengze and its shareholders, pursuant to which we control Fengze and are entitled to the benefit of the results of its operations. The control agreements include an Entrusted Management Agreement, an Exclusive Option Agreement, a Shareholders’ Voting Proxy Agreement and a Pledge of Equity Agreement, each of which is described below.  As a result of these agreements, WFOE is entitled to receive 100% of the profits of Fengze and is obligated for 100% of the losses of Fengze. Thus, although WFOE and Fengze are independent legal entities and neither is liable for the obligations of the other, as a consequence of the control agreements, though not responsible for Fengze’s obligations, WFOE is obligated for its losses.

Entrusted Management Agreement. Fengze and WFOE entered into an Entrusted Management Agreement, which provides that WFOE will be fully and exclusively responsible for the management of Fengze. As consideration for such services and WFOE’s agreement to bear all losses of Fengze, Fengze has agreed to pay WFOE an annual fee equal to Fengze’s earnings. This agreement will terminate upon the earliest of: (1) the winding up of Fengze; (2) the termination date of the Entrusted Management Agreement, as agreed by the parties thereto; or (3) the date on which WFOE completes the acquisition of Fengze.

Exclusive Option Agreement. Fengze and each of Fengze’s shareholders entered into an Exclusive Option Agreement with WFOE, which provides that WFOE will be entitled to acquire all of the outstanding shares of Fengze from the current shareholders upon certain terms and conditions. In addition, WFOE was granted an irrevocable option to purchase all or part of the assets and business of Fengze at a price based on the circumstances at the time of the exercise of the option. Such option may be exercised at any time we determine to do so, provided it is then allowable under PRC laws and regulation. The Exclusive Option Agreement prohibits Fengze and its shareholders from transferring any portion of the equity interests, business or assets of Fengze to anyone other than
WFOE. WFOE has not yet taken any action to exercise these rights of purchase, and there is no guarantee that it will do so, that it will be permitted to do so by applicable law at such times as it may wish to do so or that Fengze or one or more of its shareholders will not default under its obligations under such agreement.

Shareholders’ Voting Proxy Agreement. All shareholders of Fengze executed a Shareholders’ Voting Proxy Agreement to irrevocably appoint persons designated by WFOE with the exclusive right to exercise, on their behalf, all of their Voting Rights in accordance with applicable law and Fengze’s Articles of Association, including but not limited to the rights to sell or transfer all or any of their equity interests in Fengze and to appoint and elect the directors and Chair as the authorized legal representative of Fengze. This agreement will be terminated only upon the acquisition by WFOE of all of the equity interests in, or all of the assets and business of, Fengze.

Pledge of Equity Agreement. WFOE and all shareholders of Fengze entered into a Pledge of Equity Agreement, pursuant to which each shareholder pledged all (100%) of its shares in Fengze to WFOE. If Fengze or any of its respective shareholders breaches its respective contractual obligations in the “Entrusted Management Agreement”, “Exclusive Option Agreement” and “Shareholders’ Voting Proxy Agreement”, WFOE, as Pledgee, will be entitled to foreclose on the pledged equity interests. The Fengze shareholders cannot dispose of the pledged equity interests or take any actions that would prejudice WFOE’s interest. This pledge has been recorded with applicable authorities in China to perfect WFOE’s security interest.

   Policy Concerning Related Party Transactions

We recognize that transactions between us and any of our directors or executives with a related party can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our Company and shareholders. Therefore in accordance with our Code of Ethics, it is our preference to avoid such transactions. All potential related party transactions involving the Company and/or its employees are to be presented in advance to the Company's Audit Committee to be reviewed for a potential conflict of interest.  Such transactions must be approved by the Audit Committee before they can commence.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee is a separately-designated, standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of four directors whom the board of directors has determined are “independent directors” as defined by Nasdaq listing standards. The Audit Committee’s responsibilities are set forth in its written charter approved by the board of directors. The charter is reviewed annually by the Audit Committee. A copy of the Audit Committee charter may be found on our website (www.Tianli-China.com ) under the caption “Corporate Governance.” As required by Nasdaq listing standards, the Audit Committee has determined that its charter is adequate. The Audit Committee also has determined that its members meet the financial literacy requirements of Nasdaq listing standards.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report on them. The Audit Committee’s responsibility is to engage the independent auditor and otherwise to monitor and oversee these processes. For the fiscal year ended December 31, 2011, the Audit Committee engaged Sherb & Company LLP to serve as the Company’s independent auditor.

The Audit Committee has met and held discussions with management and Sherb & Company LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2011 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed these consolidated financial statements with management. The Audit Committee discussed with the independent registered public accountants matters required to be discussed by Statement on Auditing Standards No. 114, as amended (“Communication with Audit Committees”), and Public Company Accounting Oversight Board AU section 380 (“Communication with Audit Committees”).

The Board of Directors, upon the recommendation of the Audit Committee, has adopted an Auditor Independence Policy that, among other things, prohibits the company’s independent auditor from performing certain non-audit services for the Company, requires prior approval of the Audit Committee for any services provided by the Company’s independent auditor, limits the hiring by the Company of former employees of the Company’s independent auditor who have worked on the Tianli account and requires enhanced disclosure both to the Audit Committee and to shareholders of matters related to auditor independence.

The Audit Committee has received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Sherb & Company LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accountants that firm’s independence. In addition, the Audit Committee approves in advance all engagements of the Company’s independent auditor. The Audit Committee determined that Sherb & Company LLP’s provision of non-audit services to the Company as described in “Matters Relating to Independent Registered Public Accountants” is compatible with maintaining that firm’s independence.

Based on these discussions and reviews, the Audit Committee determined that the audited financial statements for the Company’s last fiscal year should be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and made a formal recommendation to the Board of Directors to that effect.

Youhang Peng
Peter E. Gadkowski
Benyan Li
Dr. Huanchun Chen

PROPOSAL 2: RATIFICATION OF SELECTION OF REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee, a committee of the Board of Directors, has appointed Sherb & Co., LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2012, subject to ratification by the holders of our common shares. Sherb & Co., LLP has advised us that it will not have a representative at the annual meeting.  Except for the period from June 2, 2011 through December 27, 2011 as discussed below under the caption “Matters Relating to Independent Registered Public Accountants – Changes in Registrant’s Certifying Accountant,” Sherb & Co., LLP has been our registered independent public accountants during our three most recent fiscal years ended December 31, 2011, 2010 and 2009 and issued an audit report on our consolidated financial statements as at and for the years ended December 31, 2011, 2010 and 2009.

If shareholders do not ratify the selection of Sherb & Co., LLP as our independent registered public accountants, or if prior to the 2012 annual meeting of shareholders Sherb & Co., LLP ceases to act as our independent registered public accountants, then the Audit Committee will reconsider the selection of independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF SHERB & CO., LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

MATTERS RELATING TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Changes in Registrant's Certifying Accountant

Dismissal of Crowe Horwath (HK) CPA Limited as Principal Accountant for 2011

1.   By letter dated December 27, 2011, we dismissed Crowe Horwath (HK) CPA Limited as our independent registered public accounting firm.  We had engaged Crowe Horwath (HK) CPA Limited in June 2011 to audit our consolidated financial statements as at and for the fiscal year ending December 31, 2011.

2.   The dismissal of Crowe Horwath (HK) CPA Limited was approved by the Audit Committee of our Board of Directors.

3.   Crowe Horwath (HK) CPA Limited did not conduct an audit of our consolidated financial statements as at and for the year ending December 31, 2011 prior to its dismissal.

4.   Since its engagement as our independent registered public accounting firm in June 2011 and through the date of its dismissal: (i) there were no disagreements between the Crowe Horwath (HK) CPA Limited and us on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Crowe Horwath (HK) CPA Limited, would have caused Crowe Horwath (HK) CPA Limited to make reference to the subject matter of the disagreement in its report on our   financial statements for such year or during the interim period through the date of its dismissal, and (ii) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

5.   We provided Crowe Horwath (HK) CPA Limited a copy of the disclosures in Item 4.01 of our Current Report on Form 8-K reporting the dismissal of Crowe Horwath (HK) CPA Limited and requested that Crowe Horwath (HK) CPA Limited furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Crowe Horwath (HK) CPA Limited agreed with the statements in Item 4.01 0f that Form 8-K. A copy of the letter furnished byCrowe Horwath (HK) CPA Limited in response to that request was filed as Exhibit 16.1 to the Form 8-K.

(b) Engagement of Sherb & Co., LLP as Principal Accountant for 2011

1.   On December 27, 2011, we signed a letter to engage Sherb & Co., LLP as our registered independent public accountants for the fiscal year ending December 31, 2011.  The decision to engage Sherb & Co., LLP was approved by the Audit Committee of our Board of Directors.

2.  Sherb & Co., LLP was our registered independent public accountants during our two most recent fiscal years ended December 31, 2010 and 2009 and issued an audit report on our consolidated financial statements as at and for the years ended December 31, 2010 and 2009.

3. Except with respect to the audit of our consolidated financial statements as at and for the years ended December 31, 2010 and 2009, and their review of our interim financial statements for the fiscal year ended December 31, 2011 prior to June 2, 2011, during our two most recent fiscal years ended December 31, 2010 and 2009, and through the date of its engagement, we did not consult with Sherb & Co., LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our   financial statements, and Sherb & Co., LLP did not provide either a written report or oral advice to us that Sherb & Co., LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of  Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Previous Dismissal of Sherb & Co., LLP as Principal Accountant

1.   As reported in Item 4.01 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2011, by letter dated June 2, 2011, we dismissed Sherb & Co., LLP as our independent registered public accountant.

2.   The dismissal of Sherb & Co., LLP was approved by the Audit Committee of our Board of Directors.

3.   Sherb & Co., LLP issued an audit report on our consolidated financial statements as at and for the years ended December 31, 2010 and 2009, which did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

4.   In connection with the audit of our consolidated financial statements as at and for the years ended December 31, 2010 and 2009 and through the date of the Form 8-K: (i) there were no disagreements between Sherb & Co., LLP and us on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sherb & Co., LLP, would have caused Sherb & Co., LLP to make reference to the subject matter of the disagreement in its report on our financial statements for such year or during the interim period through the date of the Form 8-K, and (ii) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

5.   We provided Sherb & Co., LLP with a copy of the disclosures in Item 4.01 of that Form 8-K and requested that Sherb & Co., LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Sherb & Co., LLP agrees with the  statements in Item 4.01(a) of that Form 8-K.  A copy of the letter furnished by Sherb & Co., LLP in response to that request was filed as Exhibit 16.1 to the Form 8-K.

Engagement of Crowe Horwath (HK) Limited International as Principal Accountant for 2011

1.   As reported in Item 4.01 of that Form 8-K, on June 7, 2011, we signed a letter to engage Crowe Horwath (HK) CPA Limited as our registered independent public accountants for the fiscal year ending December 31, 2011.  The decision to engage Crowe Horwath (HK) CPA Limited was approved by the Audit Committee of our Board of Directors.

2.  During our two most recent fiscal years ended December 31, 2010 and 2009 and through the date of its engagement, we did not consult with Crowe Horwath (HK) CPA Limited (HK) CPA Limited on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and Crowe Horwath (HK) CPA Limited did not provide either a written report or oral advice to us that Crowe Horwath (HK) CPA Limited concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of  Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Principal Accounting Fees and Services

The following is a summary of the fees billed to us by Sherb & Co., LLP for professional services rendered for the fiscal years ended December 31, 2010 and 2011:

	Fiscal year ended December 31,
	2010	2011

Audit Fees	$120,000	$132,000
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

                 Audit Fees. Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

                 Audit Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees".

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

                 All Other Fees. Consists of fees for product and services other than the services reported above.

Approval of Services

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee also may pre-approve particular services on a case-by-case basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 12, 2012, the number of our common shares beneficially owned by (i) each person or entity known to us to be the beneficial owner of more than 5% of the outstanding common shares, (ii) each of our directors and each of our executive officers named in the Summary Compensation Table below, and (iii) all of our officers and directors as a group. Information relating to the beneficial ownership of our common shares by principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to sell or direct the sale of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission’s rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days after September 12, 2012 have been exercised. Except as noted below, or as required by applicable community property laws, each person has sole voting and investment power for all common shares shown as beneficially owned by them. As of September 12, 2012, we had outstanding 11,095,000 common shares.  Unless otherwise indicated in the footnotes, the address for each officer and director listed below is in the care of Tianli Agritech, Inc., Suite F, 23rd Floor, Building B, Jiangjing Mansion, 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China 430010.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Shares
Directors and Executive Officers: Hanying Li, Principal Executive Officer and Director	3,050,000	(1)	27.49%
Benyan Li, Director	0		--
Peter E. Gadkowski , Director	17,334	(2)	*
Dr. Huanchun Chen, Director	0		--
Jianguo Hu, Director	0		--
Zihui Mo, Nominee for Director	0		--
Yang Chen, Nominee for Director	0		--
Holders of More than 5% of Outstanding Common Shares Not Named Above:
Hua Zhang	3,050,000	(3)	27.49%
___________________
*	Less than 1%.
(1)	Includes 450,000 shares owned by Ms. Li’s spouse, Hua Zhang.
(2)	Represents shares which Mr. Gadkowski may acquire within sixty days upon exercise of options.
(3)	Includes 2,600,000 shares owned by Mr. Zhang’s spouse, Hanying Li.

SHAREHOLDER PROPOSALS

Any of our shareholders wishing to have a proposal considered for inclusion in our 2013 proxy solicitation materials must set forth such proposal in writing and file it with our corporate secretary on or before the close of business on May 21, 2013 (unless we hold our annual meeting more than 30 days earlier next year, in which case the deadline will be 10 days after our first public announcement of the annual meeting date). Our board of directors will review any shareholder proposals that are filed as required and, with the assistance of the company’s secretary, will determine whether such proposals meet applicable criteria for inclusion in our 2013 proxy solicitation materials or consideration at the 2013 annual meeting. In addition, we retain discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before the close of business on the applicable 2013 shareholder proposal filing deadline, and also retain that authority under certain other circumstances.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended December 31, 2011, was sent to all of our shareholders of record as of September 12, 2012, and is available on our website (www.tianli-china.com ) under the caption “SEC Filings.” The Annual Report is not to be considered as proxy solicitation material.

OTHER MATTERS

Our Board of Directors knows of no other matters to be brought before this annual meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

NON-INCORPORATION OF CERTAIN MATTERS

The Report of the Audit Committee and the information on the Tianli website do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Tianli filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Tianli specifically incorporates the Report of the Audit Committee or website information therein by reference.

EXPENSES OF SOLICITATION

The entire expense of soliciting proxies, including preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies, will be paid by us. Solicitations may be made in person or by mail, telephone, facsimile or other means of electronic communication by our directors, officers and other employees, and none of those persons will receive any additional compensation in connection with the solicitation. We also will request record holders of shares beneficially owned by others to forward this proxy statement and related materials to the beneficial owners of such shares, and will reimburse those record holders for their reasonable expenses incurred in doing so.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Vote by Internet • Go to www.investorvote.com/OINK • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

 A   Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 - 3.

1.	Election of Directors

		For	Withhold		For	Withhold		For	Withhold
	01 - Jianguo Hu*	☐	☐	02 - Zihui Mo*	☐	☐	03 - Yang Chen**	☐	☐

*Class II Directors to serve for a term of 3 years

**Class I Directors to serve for a term of 2 years

		For	Against	Abstain			For	Against	Abstain
2.	Ratification of the selection of Sherb & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012.	☐	☐	☐	3.	Transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.	☐	☐	☐

 B    Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.
		Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐

 C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Important notice regarding the Internet availability of
proxy materials for the Annual Meeting of Shareholders.
The annual meeting materials are available at:
www.edocumentview.com/OINK

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — TIANLI AGRITECH, INC.

Suite F, 23rd Floor, Building B, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010

This Proxy is Solicited on Behalf of the Board of Directors of Tianli Agritech, Inc.

The undersigned hereby appoints Hanying Li and Joyce Shen as attorneys-in-fact and proxies, with full power of substitution (the “Proxy”), to vote as designated on the reverse side all common shares of Tianli Agritech, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Friday, October 19, 2012, at 11:00 a.m., local time, at Suite F, 23rd Floor, Building B, Jiangjing Mansion 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China 430010 and at any adjournment thereof.

Continued and to be signed on reverse side